Exhibit 99.(d)(20)

APPENDIX A
TO
SUB-ADVISORY AGREEMENT

Effective as of May 7, 2021

FUNDS FOR WHICH MELLON INVESTMENTS CORPORATION ACTS AS SUB-ADVISER

ALTERNATIVE FUNDS

WisdomTree Managed Futures Strategy Fund

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree Enhanced Commodity Strategy Fund

WisdomTree Alternative Income Fund

CURRENCY AND INTERNATIONAL FIXED INCOME FUNDS

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

DOMESTIC EQUITY FUNDS

WisdomTree U.S. Total Dividend Fund

WisdomTree U.S. Dividend ex-Financials Fund

WisdomTree U.S. High Dividend Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. ESG Fund (f/k/a WisdomTree U.S. Total Market Fund)

WisdomTree U.S. LargeCap Fund (f/k/a WisdomTree U.S. Earnings 500 Fund)

WisdomTree U.S. Quality Shareholder Yield Fund

WisdomTree U.S. MidCap Fund (f/k/a WisdomTree U.S. MidCap Earnings Fund)

WisdomTree U.S. SmallCap Fund (f/k/a WisdomTree U.S. SmallCap Earnings Fund)

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree Cloud Computing Fund

INTERNATIONAL EQUITY FUNDS

WisdomTree International Equity Fund

WisdomTree International High Dividend Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Global High Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree India Earnings Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

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WisdomTree Global ex-US Real Estate Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Japan Hedged SmallCap Equity Fund

WisdomTree Germany Hedged Equity Fund

WisdomTree International Hedged Quality Dividend Growth Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree Emerging Markets ex-State-Owned-Enterprises Fund

WisdomTree Europe Hedged SmallCap Equity Fund

WisdomTree Dynamic Currency Hedged International Equity Fund

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

WisdomTree International Quality Dividend Growth Fund

WisdomTree Emerging Markets ESG Fund (f/k/a WisdomTree Emerging Markets Dividend Fund)

WisdomTree International ESG Fund (f/k/a WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund)

WisdomTree India ex-State-Owned Enterprises Fund

WisdomTree Growth Leaders Fund (f/k/a WisdomTree Modern Tech Platforms Fund)

WisdomTree Cybersecurity Fund

FIXED INCOME INFLATION HEDGED FUNDS

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

FIXED INCOME FUNDS

WisdomTree Floating Rate Treasury Fund

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

MULTI ASSET FUNDS

WisdomTree U.S. Multifactor Fund

WisdomTree U.S. Efficient Core Fund 1 (f/k/a WisdomTree 90/60 U.S. Balanced Fund)

WisdomTree Emerging Markets Multifactor Fund

WisdomTree International Multifactor Fund

WisdomTree Emerging Markets Efficient Core Fund

WisdomTree International Efficient Core Fund

The Investment Adviser hereby appoints Mellon Investments Corporation, and Mellon Investments Corporation hereby accepts appointment, as the Sub-Adviser for the Fund(s) set forth above.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

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1 The name change of the WisdomTree 90/60 U.S. Balanced Fund to the WisdomTree U.S. Efficient Core Fund will go into effect on May 20, 2021.

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WISDOMTREE ASSET MANAGEMENT, INC.		MELLON INVESTMENTS CORPORATION

By:	/s/Jonathan Steinberg	By:	/s/Michael Germano
	Name: Jonathan Steinberg		Name: Michael Germano
	Title: CEO		Title: CEO, Active Management

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